UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 21, 2013

Fauquier Bankshares, Inc.
__________________________________________

(Exact name of registrant as specified in its charter)

Virginia	000-25805	54-1288193
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

10 Courthouse Square, Warrenton, Virginia		20186
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	540.347.2700

Not Applicable
______________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to Vote of Security Holders

Fauquier Bankshares, Inc. (the “Company”) held its Annual Meeting of Shareholders on May 21, 2013 (the “Annual Meeting”).  At the Annual Meeting, 3,118,411 shares of common stock, or 83.98%, of the 3,713,342 shares of common stock outstanding and entitled to vote were present in person or by proxies.

At the Annual Meeting, the shareholders elected Class II directors to hold office for a three-year term expiring at the 2016 annual meeting, as reflected below.  In addition, shareholders approved, on an advisory basis, the compensation of the Company’s named executives as disclosed in the Company’s 2013 proxy statement; voted, on an advisory basis, to have future votes on named executives’ compensation every year; and ratified the selection of Smith Elliott Kearns & Company LLC as independent auditors of the Company for the year ending December 31, 2013.  The final voting results for each item presented at the meeting are set forth below.

Proposal 1
Election of Directors

Name of Director	Votes For	Votes Withheld	Broker Non-Votes
Randy K. Ferrell	2,018,337	464,535	635,539
Brian S. Montgomery	2,307,232	175,640	635,539
P. Kurtis Rodgers	2,312,161	170,711	635,539
Sterling T. Strange III	2,295,337	187,535	635,539

Proposal 2
Advisory (non-binding) vote on executive compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,042,497	332,967	107,408	635,539

Proposal 3
Advisory (non-binding) vote on the frequency of the advisory vote on executive compensation:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
1,964,903	120,333	232,340	158,137	642,698

Proposal 4
The ratification of the selection of Smith Elliott Kearns & Company, LLC, as independent public accountants for the Company for 2013:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,040,476	26,213	51,722	-

Item 7.01    Regulation FD Disclosure

During the course of the Annual Meeting of Shareholders on May 21, 2013, Management of the Company presented financial and other information to those present.  The slides for the presentation are attached as Exhibit 99.2 to this Current Report are incorporated by reference and is being furnished to the Securities and Exchange Commission and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.  All information in the slide package speaks as of the date of and the Registrant does not assume any obligation to update said information in the future.  In addition, the Registrant disclaims any inference regarding the materiality of such information which otherwise may arise as a result of its furnishing such information under Item 7.01 of this report on Form 8-K.

Item 8.01    Other Events

On May 21, 2013, The Board of Directors of Fauquier Bankshares, Inc. announced a quarterly dividend of $0.12 per share of its common stock outstanding.  The dividend is payable on July 1, 2013 to shareholders of record on June 14, 2013.  The $0.12 per share dividend represents a $0.48 dividend on an annualized basis.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated May 21, 2013
99.2	Annual Meeting Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fauquier Bankshares, Inc.

May 22, 2013	By:	/s/ Eric P. Graap

Name: Eric P. Graap
Title: Executive Vice President and Chief Financial Officer